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                                                                    EXHIBIT 32.2

      CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                              (18 U.S.C. SECTION 1350)

      The undersigned, as the chief financial officer of ARRIS Group, Inc., certifies that to the best of his knowledge the Quarterly Report on Form 10-Q for the period ended September 30, 2005, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of ARRIS Group, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

      Dated this 9th day of November, 2005.

                                          /s/ David B. Potts
                                          --------------------------------------
                                          David B. Potts
                                          Executive Vice President,
                                          Chief Financial Officer, and
                                          Chief Information Officer

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